Exhibit 32

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-K of Meredith Corporation (the Company) for the fiscal year ended June 30, 2010, as filed with the Securities and Exchange Commission on the date hereof (the Report), we the undersigned certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Stephen M. Lacy	/s/ Joseph H. Ceryanec
Stephen M. Lacy	Joseph H. Ceryanec
Chairman of the Board, President, Chief Executive Officer, and Director (Principal Executive Officer)	Vice President - Chief Financial Officer (Principal Financial and Accounting Officer)

Dated: August 30, 2010	Dated: August 30, 2010

A signed original of this written statement required by Section 906 has been provided to Meredith and will be retained by Meredith and furnished to the Securities and Exchange Commission or its staff upon request.